UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  December 22, 2010 (December 21, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On December 21, 2010, INX Inc. (the “Company”) received a determination from the Listing Qualifications Panel of The NASDAQ Stock Market LLC (the “Panel”) advising that the Panel had granted the Company’s request for continued listing on The NASDAQ Stock Market (“NASDAQ”) through April 11, 2011, to regain compliance with the filing requirement for continued listing, as set forth in NASDAQ Listing Rule 5250(c)(1).  This date represents the maximum length of time that a Panel may grant under NASDAQ’s Listing Rules.  While the Company is taking steps to regain compliance in accordance with the Panel’s decision, there can be no assurances that the Company will be able to do so.

On December 22, 2010, the Company issued a Press Release with respect to the letter referenced herein.  A copy of that Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010	INX Inc.

	By:	s/ James H. Long
	Name:	James H. Long
	Title:	Executive Chairman

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 22, 2010